UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
------------------------------------------------------------------------

FORM 8-K
------------------------------------------------------------------------
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  August 14,  2017
(Earliest Event Date requiring this Report: August 14, 2017)

CAPSTONE COMPANIES, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

FLORIDA	0-28331	84-1047159
(State of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Jim Moran Blvd., Suite 120
Deerfield Beach, Florida 33442
(Address of principal executive offices)

(954) 570-8889
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.    Results of Operations and Financial Condition.

On August 14, 2017, Capstone Companies, Inc., a Florida corporation, (the "Company"), issued a press release summarizing the Company's operating and financial results for the fiscal quarter ended June 30, 2017.  The press release was issued at close of market on 4:00 p.m., Eastern Time.  The press release is  attached hereto Exhibit 99.1. The Company filed its Form 10-Q Quarterly Report for the fiscal quarter ended on June 30, 2017, with the Commission on August 14, 2017.

Item 7.01.    Regulation FD Disclosure

Webcast and Teleconference to Review Results and Outlook. As previously reported, the Company will host a live webcast and conference call on Tuesday, August 15, 2017 at 10:30 a.m. Eastern Time. During the call, management will review the financial and operating results and discuss the Company's corporate strategy and outlook, followed by a question-and answer session. The conference call can be accessed by dialing (201) 689-8562. The listen-only audio webcast can be monitored at www.capstonecompaniesinc.com.

A telephonic replay will be available from 1:30 p.m. Eastern Time the day of the teleconference until Tuesday, August 22, 2017. To listen to the replay of the call, dial (412) 317-6671 and enter replay pin number 13664215. Alternatively, the archive of the webcast will be available on the Company's website at www.capstonecompaniesinc.com.  A transcript of the conference call shall also be posted on this website once available.

The information discussed under Item 2.02 above and this Item 7.01, including Exhibit 99.1 hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01.    Financial Statements and Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Capstone Companies, Inc. Press Release, dated 14 August 2017, re: financial results for fiscal quarter ended 30 June 2017

*Filed Herein

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPSTONE COMPANIES, INC., A FLORIDA CORPORATION

Date:   August 14, 2017

By: /s/ James McClinton
Chief Financial Officer